INNEALTA CAPITAL SECTOR ROTATION FUND

Class I Shares: ICSIX

Class N Shares: ICSNX

Summary Prospectus     April 1, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated April 1, 2013, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.innealtafunds.com/funddocuments. You can also obtain these documents at no cost by completing a document request form on our web-site, www.innealtafunds.com  or by calling 1-855-USE-ETFS or by sending an email request to innealtafunds@afamcapital.com.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	1.87%	1.87%
Acquired Fund Fees and Expenses (1)	0.25%	0.25%
Total Annual Fund Operating Expenses	3.37%	3.12%
Fee Waiver/Expense Reimbursement	(1.63)%	(1.63)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.74%	1.49%

(1) This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

 (2) Pursuant to an operating expense limitation agreement between AFAM Capital, Inc. (the Innealta Capital division) (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 1.49%, and 1.24%,of the Fund’s average net assets, for Class N and Class I shares, respectively, through March 31, 2014.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class N	$174	$660	$1,172	$2,581
Class I	$149	$584	$1,045	$2,323

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  From the Fund’s commencement of operations, December 30, 2011, through November 30, 2012 the Fund’s portfolio turnover rate was 56% of the average value of the portfolio.

Principal Investment Strategies.  The Innealta Sector Rotation strategy is based on a quantitatively driven, tactical asset allocation (TAA) approach that potentially invests in up to 10 sectors as currently defined by the S&P 500 Global Industry Classification Structure (GICS) based on the specific risk/reward characteristics of each sector by investing in representative exchange-traded funds (ETFs) (the “Sector Allocation Portfolio”). The strategic weight of each sector is generally targeted to be 10%, and the sectors include, but are not limited to: 1) Consumer Discretionary; 2) Consumer Staples; 3) Energy; 4) Financials; 5) Health Care; 6) Industrials; 7) Information Technology; 8) Materials; 9) Telecom Services; and 10) Utilities.

The strategy uses an econometric multifactor quantitative framework based on economic, fundamental, risk and technical analyses that evaluate the risk/reward potential of investing in the equity markets. The framework was developed in order to produce a tactical asset allocation approach that incorporates both return generation and risk control and that seeks to balance the trade-off between the two. The framework incorporates variables that the Adviser believes have predictive capabilities in regard to equity performance. The Adviser analyzes these variables on an individual equity-market basis, meaning each sector is examined distinctly.

The strategy is binary: the portfolio is either entirely in or out of a sector at any given time, with the potential investment in each sector equal to 10% of portfolio assets. Individual investments in sectors are thus equally weighted in the portfolio. Each sector is modeled independently and its risk/reward profile is compared to an equal investment in fixed income (the “Fixed Income Portfolio,” to be discussed shortly).  If the expected return per unit of risk of a sector is more favorable than that of the Fixed Income Portfolio, the portfolio will invest in the sector. If the expected return per unit of risk of a sector is less favorable than that of the Fixed Income Portfolio, the potential allocation—again, 10% is allocated to the Fixed Income Portfolio.

Without specific restriction in regard to either metric, the Fixed Income Portfolio aims to generate above average yield with strict risk controls by investing in those fixed income sectors that we believe have strong risk-adjusted performance potential and eligible exchange traded fund representation. The portfolio is operated within a quantitative framework that ensures the portfolio-level yield, modified duration and volatility are strictly controlled. Assets in the Fixed Income Portfolio are apportioned across a spectrum of fixed income segments, that include but are not limited to: sovereign debt, short-term, intermediate-term and long-term U.S. Treasury Bonds; emerging market debt, short-term and intermediate corporate debt, inflation-protected Treasury bonds; high-yield corporate bonds; and an aggregate bond proxy. The Adviser optimizes across the fixed income sectors seeking to maximize return while simultaneously constraining risk. The Adviser focuses on liquidity, cost and tracking error as primary determinants in its ETF selection.

This strategy seeks to outperform its benchmark  (a composite comprised of Barclays Capital US Aggregate (40%), S&P 500 - Total Return (60%) that is rebalanced quarterly) on a risk-adjusted basis using diversification, active management, style integrity, minimized security selection risk and cost efficiency. The Fund normally intends to invest approximately 98% of its assets in ETFs. A small cash position, generally approximately 2% of the Fund’s assets, will be retained for flexibility, although the Fund reserves the right to invest 100% of its assets in ETFs, or to maintain a larger cash position at any given time. Generally speaking, where the drift from intended allocations exceeds 10%, the Fund rebalances back to target weights on a quarterly basis, although the Fund reserves the right to rebalance more or less frequently, or using drift parameters that are lesser or greater than 10% from the target allocation. The Adviser may allocate assets between the Sector Allocation Portfolio and Fixed Income Portfolio without limitation, meaning up to 100% of the portfolio could be invested in either. The Fund could be 100% invested in equities ETFs if the Adviser were to find twenty sufficiently attractive individual country equity classes. Conversely, if the Adviser could not find a single attractive country equity class, the Fund could be 100% invested in fixed income ETFs.  The Fund is able to invest in fixed income ETFs that hold a range of fixed income securities of varying issuer type, maturity and credit quality.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

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General Risks. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. You could lose money by investing in the Fund.

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Risks of Exchange Traded Funds. Investment in an exchange traded fund (ETF) carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

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Equity Securities Risks. The Fund invests in ETFs that hold common stock, which subjects the Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

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Fixed Income Securities Risk. When the Fund invests in ETFs that own fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.

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High Yield Risk. The Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities.  These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk).  If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

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Risks of Small and Medium Sized Companies. To the extent the Fund invests in the stocks of small and medium capitalization companies or ETFs that invest in such companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies.

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Growth Risk. The Fund may invest in companies that appear to be growth oriented or ETFs that invest in such companies. Growth companies are those that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

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Fund of Funds Risk. The Fund is a “fund of funds,” a term typically used to describe an investment company whose principal investment strategy involves investing in other investment companies, such as ETFs. The cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. Investors in the Fund will indirectly bear fees and expenses charged by the ETFs in which a Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the benchmarks they track because of transaction costs incurred in adjusting the actual balance of the securities and because the ETFs will incur expenses not incurred by their applicable benchmarks.

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Emerging Markets Risk. Investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

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Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced.

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Foreign Risk. To the extent the Fund invests in foreign securities by investing in ETFs that hold foreign securities or by purchasing American Depository Receipts (“ADRs”) directly, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.

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Portfolio Turnover Risk. The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance, and may produce increased taxable distributions.

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Sector Risk. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may be overweight in certain sectors at various times.

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Limited Operating History. The Fund has a limited history of operation. Accordingly, an investment in the Fund entails a high degree of risk. There can be no assurance that the Fund and the Adviser will achieve the Fund’s investment objective.

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Interest Rate Risk. The risks associated with the Fund include interest rate risk, which means that the prices of the Fund’s investments are likely to fall if interest rates rise.

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Management Risk. Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.

Performance.  The bar chart illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns through December 31, 2012 compare with those of a broad measure of market performance.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by calling the Fund toll-free at 1-855-USE-ETFS.

Class I Shares1

Calendar Year Returns as of December 31,

During the period shown in the bar chart, the best performance for a quarter was 4.18% (for the quarter ended September 30, 2012).  The worst performance was 1.00% (for the quarter ended March 31, 2012).

1 The returns shown in the bar chart are for Class I shares.  The performance of Class N shares will differ due to differences in expenses.

Average Annual Total Returns for the periods ended December 31, 2012

	One Year	Since Inception*
Class I Shares
Return Before Taxes	8.62%	8.60%
Return After Taxes on Distributions(1)	7.45%	7.43%
Return After Taxes on Distributions and Sale of Fund Shares	5.60%	6.64%
Class N Shares
Return Before Taxes	8.28%	8.26%
S&P 500Total Return Index	16.00%	15.96%
Barclays Aggregate Bond Index	4.22%	4.20%
Innealta Sector Rotation Blend Index (reflects no deduction for fees, expenses or taxes)	11.31%	11.28%

*The Fund commenced operations on December 30, 2011.

(1)

 After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

Barclays Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The Blended Benchmark Index represents a blend of 60% S&P 500 and 40% Barclays Capital Aggregate Bond Index.

Investment Adviser. AFAM Capital, Inc., formerly, Al Frank Asset Management, Inc., (the Innealta Capital division) serves as the Fund’s investment adviser (the “Adviser”).

Portfolio Manager.  The following serves as the Fund’s portfolio manager:

Portfolio Manager	Primary Title
Gerald W. Buetow, JR., Ph.D., CFA	Chief Investment Officer and Portfolio Manager of the Adviser

Purchase and Sale of Fund Shares.  You may conduct transactions by mail (Innealta Capital Sector Rotation Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha NE 68130), or by telephone at 1-855-USE-ETFS.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in each share class of the Fund is $100,000 and $5,000 for Class I and Class N, respectively, with a minimum subsequent investment of $1,000 for Class N Shares. There is no minimum subsequent investment amount for Class I shares. The Fund may waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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